EXHIBIT 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 1, 2010 AND AUGUST 2, 2009

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Sales
	August 1,	August 2,	% Over	August 1,	August 2,
	2010	2009	(Under)	2010	2009

Net sales	$55,912	45,478	22.9%	100.0%	100.0%
Cost of sales	46,203	37,891	21.9%	82.6%	83.3%
Gross profit	9,709	7,587	28.0%	17.4%	16.7%

Selling, general and
administrative expenses	5,212	4,895	6.5%	9.3%	10.8%
Restructuring credit	(6)	(158)	(96.2)%	(0.0)%	(0.3)%
Income from operations	4,503	2,850	58.0%	8.1%	6.3%

Interest expense	210	357	(41.2)%	0.4%	0.8%
Interest income	(38)	(12)	216.7%	(0.1)%	(0.0)%
Other expense	53	514	(89.7)%	0.1%	1.1%
Income before income taxes	4,278	1,991	114.9%	7.7%	4.4%

Income taxes*	531	115	361.7%	12.4%	5.8%
Net income	$3,747	1,876	99.7%	6.7%	4.1%

Net income per share-basic	$0.29	0.15	93.3%
Net income per share-diluted	$0.28	0.15	86.7%

Average shares outstanding-basic	12,870	12,653	1.7%
Average shares outstanding-diluted	13,199	12,751	3.5%

*	Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 1, 2010, AUGUST 2, 2009 AND MAY 2, 2010
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	August 1,	August 2,	(Decrease)		* May 2,
	2010	2009	Dollars	Percent	2010

Current assets
Cash and cash equivalents	$14,045	15,481	(1,436)	(9.3)%	18,295
Short-term investments	4,009	-	4,009	100.0%	3,023
Accounts receivable	18,342	13,837	4,505	32.6%	19,822
Inventories	29,687	21,717	7,970	36.7%	26,002
Deferred income taxes	138	52	86	165.4%	150
Assets held for sale	123	1,037	(914)	(88.1)%	123
Income taxes receivable	568	396	172	43.4%	728
Other current assets	1,646	1,531	115	7.5%	1,698
Total current assets	68,558	54,051	14,507	26.8%	69,841

Property, plant & equipment, net	30,471	24,013	6,458	26.9%	28,403
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	245	-	245	100.0%	324
Other assets	2,361	2,885	(524)	(18.2)%	2,568

Total assets	$113,097	92,411	20,686	22.4%	112,598

Current liabilities
Current maturities of long-term debt	$194	4,817	(4,623)	(96.0)%	196
Current portion of obligation under a capital lease	-	452	(452)	(100.0)%	-
Accounts payable - trade	22,821	13,592	9,229	67.9%	22,278
Accounts payable - capital expenditures	498	725	(227)	(31.3)%	567
Accrued expenses	5,964	5,215	749	14.4%	9,613
Accrued restructuring	316	584	(268)	(45.9)%	324
Income taxes payable - current	182	72	110	152.8%	224
Total current liabilities	29,975	25,457	4,518	17.7%	33,202

Accounts payable - capital expenditures	-	550	(550)	(100.0)%	-
Income taxes payable - long-term	3,877	3,538	339	9.6%	3,876
Deferred income taxes	666	1,072	(406)	(37.9)%	982
Long-term debt , less current maturities	11,453	11,618	(165)	(1.4)%	11,491

Total liabilities	45,971	42,235	3,736	8.8%	49,551

Shareholders' equity	67,126	50,176	16,950	33.8%	63,047

Total liabilities and
shareholders' equity	$113,097	92,411	20,686	22.4%	112,598

Shares outstanding	13,084	12,848	236	1.8%	13,052

*	Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 1, 2010 AND AUGUST 2, 2009
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		August 1,	August 2,
		2010	2009 (2)

Cash flows from operating activities:
Net income		$3,747	$1,876
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
Depreciation		1,014	933
Amortization of other assets		130	157
Stock-based compensation		96	208
Excess tax benefit related to stock-based compensation		(169)	-
Deferred income taxes		(55)	-
Restructuring expenses, net of gain on sale of related assets		-	(112)
Foreign currency exchange losses		87	427
Changes in assets and liabilities:
Accounts receivable		1,475	4,291
Inventories		(3,686)	2,263
Other current assets		41	(271)
Other assets		(27)	(15)
Accounts payable-trade		541	(3,431)
Accrued expenses		(3,626)	(1,317)
Accrued restructuring		(8)	(269)
Income taxes		149	(169)
Net cash (used in) provided by operating activities		(291)	4,571

Cash flows from investing activities:
Capital expenditures		(3,151)	(892)
Purchase of short-term investments		(986)	-
Proceeds from the sale of equipment		-	284
Net cash used in investing activities		(4,137)	(608)

Cash flows from financing activities:
Payments on vendor-financed capital expenditures		-	(87)
Payments on a capital lease obligation		-	(174)
Payments on long-term debt		(32)	-
Debt issuance costs		-	(15)
Proceeds from common stock issued		170	-
Excess tax benefit related to stock-based compensation		169	-
Net cash provided by (used in) financing activities		307	(276)

Effect of exchange rate changes on cash and cash equivalents		(129)	(3)

(Decrease) increase in cash and cash equivalents		(4,250)	3,684

Cash and cash equivalents at beginning of year		18,295	11,797

Cash and cash equivalents at end of year		$14,045	$15,481

Free Cash Flow (1)		$(3,402)	$3,699

(1)	Free Cash Flow reconciliation is as follows:
		FY 2011	FY 2010
A)	Net cash (used in) provided by operating activities	$(291)	$4,571
B)	Minus: Capital Expenditures	(3,151)	(892)
C)	Add: Proceeds from the sale of equipment	-	284
D)	Minus: Payments on vendor-financed capital expenditures	-	(87)
E)	Minus: Payments on a capital lease obligation	-	(174)
F)	Add: Excess tax benefit related to stock-based compensation	169	-
G)	Effects of exchange rate changes on cash and cash equivalents	(129)	(3)
		$(3,402)	$3,699

(2)
Certain prior year amounts have been reclassified to conform to current year presentation to reflect the effects of foreign exchange losses and gains in operating cash flows and cash and cash equivalents held as of August 2, 2009. Reclassifications are not material to total net cash provided by operating activities, total net cash used in investing activities, and total net cash used in financing activities.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 1, 2010 AND AUGUST 2, 2009

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Sales
	August 1,		August 2,		% Over	August 1,	August 2,
Net Sales by Segment	2010		2009		(Under)	2010	2009

Mattress Fabrics	$30,918		26,275		17.7%	55.3%	57.8%
Upholstery Fabrics	24,994		19,203		30.2%	44.7%	42.2%

Net Sales	$55,912		45,478		22.9%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$5,990		4,761		25.8%	19.4%	18.1%
Upholstery Fabrics	3,719		2,797		33.0%	14.9%	14.6%
Subtotal	9,709		7,558		28.5%	17.4%	16.6%

Restructuring related credit	-		29	(2)	(100.0)%	0.0%	0.1%

Gross Profit	$9,709		7,587		28.0%	17.4%	16.7%

Sales, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,996		1,809		10.3%	6.5%	6.9%
Upholstery Fabrics	2,101		2,033		3.3%	8.4%	10.6%
Unallocated Corporate expenses	1,115		1,053		5.9%	2.0%	2.3%
Selling, General and Administrative expenses	5,212		4,895		6.5%	9.3%	10.8%

Operating income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,994		2,952		35.3%	12.9%	11.2%
Upholstery Fabrics	1,618		764		111.8%	6.5%	4.0%
Unallocated corporate expenses	(1,115)		(1,053)		(5.9)%	(2.0)%	(2.3)%
Subtotal	4,497		2,663		68.9%	8.0%	5.9%

Restructuring and related credit	6	(1)	187	(3)	(96.8)%	0.0%	0.4%

Operating income	$4,503		2,850		58.0%	8.1%	6.3%

Return on Capital (4)

Mattress Fabrics	32.2%		24.9%
Upholstery Fabrics	51.5%		31.3%
Unallocated Corporate	N/A		N/A
Consolidated	29.5%		19.0%

Capital Employed (4)

Mattress Fabrics	52,017		47,634		9.2%
Upholstery Fabrics	13,289		8,458		57.1%
Unallocated Corporate	(813)		(728)		N/A
Consolidated	64,493		55,364		16.5%

Depreciation Expense by Segment

Mattress Fabrics	$877		900		(2.6)%
Upholstery Fabrics	137		33		315.2%
Total depreciation expense	1,014		933		8.7%

Notes:

(1)	The $6 restructuring credit primarily represents a credit for employee termination benefits.

(2)
The $29 restructuring related credit represents a credit of $50 for inventory markdowns associated with sales on inventory previously reserved for and a charge of $21 for operating costs associated with a closed plant facility.

(3)
The $187 restructuring and related credit represents a credit of $112 for sales proceeds received on equipment with no carrying value, a credit of $78 for lease termination and other exit costs, a credit of $50 for inventory markdowns associated with sales on inventory previously reserved for, offset by a charge of $21 for other operating costs associated with a closed plant facility, and a charge of $32 for employee termination benefits.

(4)	See pages 5 and 6 of this financial information release for calculations.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 1, 2010
(UNAUDITED)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 1, 2010 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$3,994	$49,610	32.2%
Upholstery Fabrics	1,618	12,575	51.5%
(less: Unallocated Corporate)	(1,115)	(1,290)	N/A
Total	$4,497	$60,895	29.5%

Average Capital Employed	As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	194	194	-	-	196	196
Income taxes payable - current	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	11,453	11,453	-	-	11,491	11,491

Total Capital Employed	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$49,610	$12,575	$(1,290)	$60,895

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the 3 month period ending August 1, 2010 times 4 quarters to arrive at an annualized value then divided by average capital employed.  Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the two periods ending May 2, 2010 and August 1, 2010.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 2, 2009
(UNAUDITED)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 2, 2009 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$2,952	$47,444	24.9%
Upholstery Fabrics	764	9,769	31.3%
(less: Unallocated Corporate)	(1,053)	(1,201)	N/A
Total	$2,663	$56,012	19.0%

Average Capital Employed	As of the three Months Ended August 2, 2009				As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	57,772	16,128	18,511	92,411	58,626	22,078	14,590	95,294
Total liabilities	(10,138)	(7,670)	(24,427)	(42,235)	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$47,634	$8,458	$(5,916)	$50,176	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-	-	(15,481)	(15,481)	-	-	(11,797)	(11,797)
Deferred income taxes - current	-	-	(52)	(52)	-	-	(54)	(54)
Income taxes receivable	-	-	(396)	(396)	-	-	(210)	(210)
Current maturities of long-term debt	-	-	4,817	4,817	-	-	4,764	4,764
Income taxes payable - current	-	-	72	72	-	-	83	83
Income taxes payable - long-term	-	-	3,538	3,538	-	-	3,264	3,264
Deferred income taxes - non-current	-	-	1,072	1,072	-	-	974	974
Long-term debt, less current maturities	-	-	11,618	11,618	-	-	11,604	11,604

Total Capital Employed	$47,634	$8,458	$(728)	$55,364	$47,254	$11,079	$(1,674)	$56,659

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$47,444	$9,769	$(1,201)	$56,012

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the 3 month period ending August 2, 2009 times 4 quarters to arrive at an annualized value then divided by average capital employed.  Average capital employed does not include cash and cash equivalents, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the two periods ending May 3, 2009 and August 2, 2009.